                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       PRUDENTIAL MONEYMART ASSETS, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            PRUDENTIAL MUTUAL FUNDS
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292

                                                           August 15, 1996

Dear Shareholder:

  Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

  Meetings of your Fund and of other Funds within the Prudential Mutual Fund Complex are being held on October 30, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

  You will receive a separate proxy statement and proxy card for each Fund that you own. If you hold shares in more than one Fund or you have more than one account holding Fund shares (e.g., an individual account and an IRA), you will receive additional proxy statements and proxy cards for each of your Fund accounts. Please vote each proxy card you receive.

  Thank you for your attention to this matter and for your continuing investment in the Prudential Mutual Funds.

                                          Very truly yours,

                                          /s/ Richard A. Redeker

                                          Richard A. Redeker
                                          President
                                          Prudential Mutual Fund Management

 Proxy cards are enclosed along with the proxy statement. Please vote your shares today by signing and returning each enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each of the nominees for Board Member and "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: The purpose of this proxy is to ask you to vote on four primary issues:

  . to elect eleven Board members;

  .to approve changes to your Fund's fundamental investment restrictions;

  .to change the par value of the Fund's common stock; and

  . to ratify the selection of your Fund's independent accountants for the current year.

Q: WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A: You will receive a separate proxy statement for each Fund that you own.
   Also, if you hold shares in more than one account, for example, in an individual account and in an IRA, you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q: WHY ARE YOU RECOMMENDING A NEW BOARD FOR THE FUND?

A: An advisory group of independent directors of the Prudential Mutual Funds, including a number of the existing Board Members of the Funds (the Advisory Group), assisted by representatives of Prudential Mutual Fund Management, formed a corporate governance task force and considered issues relating to the management and governance of the Funds. The Advisory Group recommended to the Fund Boards, as part of an overall plan to coordinate and enhance the efficiency of the operation of the Funds, that the Prudential Mutual Funds should be restructured with fewer boards in the Complex. The Fund Boards adopted the recommendations of the Advisory Group and nominated eleven individuals drawn primarily from existing Boards. Eight of the individual Board nominees are independent of Prudential. Said differently, if the shareholders approve the proposal and the nominees are elected, more of the Prudential Mutual Funds would have identical Board compositions than presently is the case.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A: No. The management fees charged to the Fund will remain the same.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' FEES?

A: It is anticipated that, on a fund by fund basis, Directors' fees in the aggregate will not be higher than they are currently. Individual Board Members may receive higher or lower fees than they currently receive.

Q: WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY IS IT PROPOSED THAT
   ONE BE CHANGED?

A: A Fund's "fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote-even if the changes are minor. The law requires certain investment policies to be designated as fundamental. The Fund adopted a number of fundamental investment restrictions when the Fund was created, and the proposed change reflects a regulatory requirement that, while still in effect, does not need to be classified as fundamental.

  The Fund's Board believes that this fundamental investment restriction should be modernized and made more uniform. The Board believes that the proposed change to the Fund's fundamental investment restrictions will provide greater flexibility.

Q: DOES THE PROPOSED CHANGE TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN
   THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A: The proposal would not change the investment objective of the Fund.

Q: WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL
   RESTRICTIONS?

A: The Investment Adviser does not believe that the proposed change to fundamental investment restrictions will result at this time in a major restructuring of the Fund's investment portfolio. The change will allow the Fund greater flexibility to respond to investment opportunities by making changes in non-fundamental investment policies that, at a future time, the Board considers desirable. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q: WHAT ARE MY BOARD'S RECOMMENDATIONS?

A: The Board of the Fund has recommended that you vote "FOR" the nominees for Board Member and "FOR" each Proposal.


 The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Enclosed you will find one proxy card relating to the Fund. Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. If you sign, date and return a proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and "FOR" all other proposals indicated on the card. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless your proxy card is signed by the appropriate persons as indicated in the instructions below, it will not be voted.


                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                         VALID SIGNATURE
                    ------------                   ----------------------------
   Corporate Accounts

     (1) XYZ Corp. ..............................  XYZ Corp.
                                                   Jane L. Doe, Treasurer
     (2) XYZ Corp. ..............................  Jane L. Doe, Treasurer
     (3) XYZ Corp. c/o Jane L. Doe, Treasurer....  Jane L. Doe
     (4) XYZ Corp. Profit Sharing Plan...........  Jane L. Doe, Treasurer

   Partnership Accounts

     (1) The ABC Partnership.....................  Robert Fogg, Partner
     (2) Fogg and Hale, Limited Partnership......  Robert Fogg, General Partner

   Trust Accounts

     (1) ABC Trust Account.......................  William X. Smith, Trustee
     (2) Ron F. Anderson, Trustee u/t/d 12/28/78.  Ron F. Anderson

   Custodial or Estate Accounts

     (1) Katherine T. John, Cust. F/b/o Albert T.
         John, Jr. UGMA/UTMA.....................  Katherine T. John
     (2) Estate of Katherine T. John.............  Albert T. John, Executor

                       PRUDENTIAL MONEYMART ASSETS, INC.
                               ONE SEAPORT PLAZA
                             NEW YORK, N.Y. 10292

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

To Our Shareholders:

  Notice is hereby given that the Annual Meeting of Shareholders of Prudential MoneyMart Assets, Inc. (the Fund), will be held at 9:00 A.M. on October 30, 1996, at 199 Water Street, New York, N.Y. 10292, for the following purposes:

    1. To elect eleven Directors.


    2. To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

    3. To approve an amendment to the Articles of Incorporation to change the par value amount of the authorized Common Stock of the Fund.

    4. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 1996.

    5. To consider and act upon any other business as may properly come before the Meeting and any adjournments thereof.

  Only shares of Common Stock of the Fund of record at the close of business on August 9, 1996 are entitled to notice of and to vote at the Meeting and any adjournments thereof.

                                          S. Jane Rose
                                          Secretary

Dated: August 15, 1996


 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER
 SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       PRUDENTIAL MONEYMART ASSETS, INC.
                               ONE SEAPORT PLAZA
                      NEW YORK, N.Y. 10292 (800) 225-1852

                               ----------------
                                PROXY STATEMENT

  This proxy statement is furnished by the Board of Directors of Prudential MoneyMart Assets, Inc. (the Fund), in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders (the Meeting) of the Fund to be held at 9:00 A.M. on October 30, 1996, at 199 Water Street, New York, New York 10292, the Fund's principal executive office. The purposes of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

  The Fund's most recent Annual Report has previously been sent to shareholders and may be obtained without charge by calling (800) 225-1852 (toll free) or by writing to the Fund at One Seaport Plaza, New York, New York 10292. A copy of the Fund's Semi-Annual Report is enclosed with this proxy statement.

  If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election of the nominees for Director and for the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

  If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals Nos. 1, 3 and 4, for which the required vote is a plurality or a majority number of the votes cast, but effectively will be a vote against Proposal No. 2, which requires approval of a majority of the outstanding voting securities under the Investment Company Act.

  The close of business on August 9, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of August 9, 1996, the Fund had 7,373,089,128.230 shares of Common Stock outstanding and entitled to vote, consisting of 7,267,549,829.270 Class A shares and 105,539,298.960 Class Z shares. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about August 19, 1996.

  As of July 26, 1996, two weeks prior to the record date, management of the Fund does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares. To the knowledge of management, the executive officers and Directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund as of July 26, 1996.

  The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail. In addition, solicitation may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of Prudential Securities Incorporated (Prudential Securities).

  Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Fund's Manager under a management agreement dated as of May 2, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PMF through its affiliate, The Prudential Investment Corporation (PIC or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement. Both PMF and PIC are indirect subsidiaries of The Prudential Insurance Company of America (Prudential) and are part of Prudential's Money Management Group. Prudential Securities, One Seaport Plaza, New York, New York 10292 serves as the distributor of the Fund's shares. The Fund's transfer agent is Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837. As of June 30, 1996, PMF served as the manager to 39 open-end investment companies, and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $52 billion. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

  The Board of Directors has acted to expand its membership and has nominated the eleven individuals identified below for election to the Fund's Board of Directors at the Meeting. Under Proposal No. 1, shareholders of the Fund are being asked to vote for those nominees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. The Fund does not intend to hold annual meetings of shareholders unless the election of Directors is required under the Investment Company Act. Accordingly, if elected, each nominee will serve for a term of unlimited duration until his or her term expires in accordance with the Fund's retirement policy or until the next meeting of shareholders at which Directors are elected, whichever is earlier. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that there is a phase in period for Board Members who were 68 and older as of December 31, 1993. Under this phase-in period, such Board Members will retire on or before December 31, 1999.

  The increase in the size of the Board and the nomination of these nominees to serve as the Board Members for the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund and of certain other investment companies that are part of the Prudential Mutual Fund Complex. This plan was developed by an advisory group of current members of the Fund's Board of Directors and Directors/Trustees of other Prudential Mutual Funds who are not "interested persons" of the Prudential Mutual Funds (including the Fund), as defined in the Investment Company Act ("independent" Board Members), who, with the assistance of representatives of PMF, formed a corporate governance task force. The Advisory Group considered various matters related to the management and governance of the Funds and made recommendations to the Boards, including proposals concerning the number of mutual fund boards, the size and composition of such Boards, director/trustee fees, retirement policies and related matters. These proposals were adopted by the Fund's Board at a meeting in November 1995 and are summarized below. The Board acted in 1996 to establish the size of the Board at eleven. The nominees for independent Board memberships were selected by the Nominating Committee of the Board. With the exception of the elections to Board membership, which are the subject of Proposal No. 1, no shareholder action is required with respect to the Advisory Group recommendations. If all of the Nominees are elected, the Fund will have four more Board Members than it currently has, for a total of eleven. Annual Board fees are reviewed periodically by the Fund's Board and may be changed in the future.

  The Fund's Board believes that coordinated governance through this Board restructuring will benefit the Fund. Despite some recent consolidations, the Prudential Mutual Fund Complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new funds intended to serve a wide variety of investment needs. The Prudential Mutual Fund Complex currently includes over 70 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies with over 12 different board structures (clusters). The Advisory Group concluded that the Prudential Mutual Fund Complex would operate more efficiently and economically with fewer boards. The Advisory Group recommended that the number of Board clusters be reduced from the present level to four. The proposed Board cluster that includes the Fund Board would include global equity and other money market funds, for a total of twelve funds. The other Board clusters would focus on other types of investments. The Fund's Board believes that the Fund will benefit from having Board members focus on the issues relating to these types of funds and to investing in these types of securities. The Board believes that greater efficiencies would result through the holding of joint Board and shareholder meetings. Coordinated governance within the Prudential Mutual Fund Complex also will reduce the possibility that separate Boards might arrive at conflicting decisions regarding the operation and management of the Funds.

  The Fund's Board also believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the restructured Board. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board. Eight of the eleven nominees have no affiliation with PMF, Prudential Securities or Prudential and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Fund and management. Currently, they also constitute the members of the Board's audit and nominating committees. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the Prudential Mutual Fund Complex and understands the operations of the complex.

  As recommended by the Advisory Group, the compensation paid to independent Board Members will change. The Advisory Group has recommended that, initially, under the new structure, each independent Board Member be paid annual fees in the aggregate of $45,000 per cluster. There will be no additional compensation for serving on committees or for attending meetings. For the most part, on a fund by fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently. Board Members affiliated with PMF, Prudential Securities or Prudential will continue to receive no compensation from any fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. The annual Board fees per fund and per cluster in the Prudential Mutual Fund Complex are subject to the approval of the new Boards upon their election. Shareholders are not being asked to vote on these fees. Thereafter, annual Board fees may be reviewed periodically and changed by each fund's Board.

  The following table sets forth information relating to the compensation paid to Board Members and Board nominees during the past fiscal and calendar years:

                              COMPENSATION TABLE

                                                              TOTAL COMPENSATION
                                                                PAID TO BOARD
                                                  AGGREGATE   MEMBERS FROM FUND
                                                 COMPENSATION        AND
BOARD MEMBERS AND NOMINEES(1)                     FROM FUND    FUND COMPLEX(2)
- --------------------------------------------------------------------------------
Beach, Edward D. ...............................       --          $183,500(22)+
Eyre, Stephen C. ...............................       --          $ 41,000(4)+
Gold, Delayne Dedrick...........................   $12,000         $183,250(24)+
Gunia, Robert F. ...............................   $     0         $      0
Hoff, Don G. ...................................       --          $ 50,625(5)+
Jacobs, Jr., Harry A.*..........................   $     0         $      0
LaBlanc, Robert E. .............................       --          $ 35,500(4)+
Melzer, Mendel..................................   $     0         $      0
Owens, Jr., Thomas A.*..........................   $12,000         $ 87,000(12)+
Redeker, Richard A. ............................   $     0         $      0
Smith, Robin B. ................................       --          $100,741(10)+
Spielvogel, Sidney*.............................   $12,000         $ 12,000(1)+
Stoneburn, Stephen..............................       --          $ 44,875(7)+
Teeters, Nancy Hays.............................   $12,000         $107,500(13)+
Wellington, Robert H.*..........................   $12,000         $ 19,000(3)+

- --------
 *Indicates Board Member who is not standing for reelection.
 +Indicates number of Funds in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Board members who are "interested" as defined in the Investment Company Act, did not receive compensation from the Fund or Fund Complex.
(2)No fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

  In connection with the Advisory Group recommendations for a restructuring of the Prudential Mutual Fund Boards, PMF offered to pay from its own resources a one-time retirement package to the independent Board Members. The purpose of the one-time retirement package was to reduce the overall number of Board members in the Prudential Mutual Fund Complex. The retirement package would be equal to twice the current annual Board fees but not to exceed $75,000 per Director/Trustee plus $2,000 for every year of service in excess of ten years. Retirement would be effective in late 1996 or early 1997 after the Meeting. On a complex-wide basis, fourteen independent Board members have accepted this offer and are not standing for reelection to any fund's Board.

  Each Director who is not an affiliated person of PMF or PIC currently receives $10,000 as an annual Director's fee, plus expenses, and $1,000 plus expenses for service on each Board Committee. Board Members may elect to receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board member. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  It is the intention of the persons named in the accompanying form of proxy to vote for the election of Edward D. Beach, Stephen C. Eyre, Delayne Dedrick Gold, Robert F. Gunia, Don G. Hoff, Robert E. LaBlanc, Mendel Melzer, Richard
A. Redeker, Robin B. Smith, Stephen Stoneburn and Nancy H. Teeters. Delayne Dedrick Gold, Richard A. Redeker and Nancy H. Teeters are currently Directors. Each of the nominees has consented to be named in this proxy statement and to serve as a Director if elected. Only Mmes. Gold and Teeters have previously been elected by shareholders. Mrs. Gold was elected as a Director in 1983, Mrs. Teeters was elected in 1984, and Mr. Redeker was elected by the Board of Directors in 1993. Messrs. Beach, Eyre, Gunia, Hoff, LaBlanc, Melzer, Stoneburn and Ms. Smith were each nominated as a Director in 1996. Messrs. Jacobs, Owens, Spielvogel and Wellington are not standing for reelection.

  The following table sets forth certain information concerning each of the nominees and each Director of the Fund standing for reelection.

               INFORMATION REGARDING DIRECTORS AND NOMINEES

                                                                               SHARES OF COMMON
            NAME, AGE, BUSINESS EXPERIENCE DURING                  POSITION     STOCK OWNED AT
         THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS              WITH FUND     JULY 26, 1996
         -------------------------------------------            -------------- ----------------
Edward D. Beach (71), President and Director of BMC Fund,          Nominee          27,880
Inc., a closed-end investment company; prior thereto, Vice           for
Chairman of Broyhill Furniture Industries, Inc.; Certified         Director
Public Accountant; Secretary and Treasurer of Broyhill Family
Foundation, Inc.; Member of the Board of Trustees of Mars Hill
College; President and Director of First Financial Fund, Inc.
and The High Yield Plus Fund, Inc.; President and Director of
Global Utility Fund, Inc.; Director of The Global Government
Plus Fund, Inc., The Global Total Return Fund, Inc.,
Prudential Equity Fund, Inc., Prudential Global Genesis Fund,
Inc., Prudential Government Income Fund, Inc., Prudential
Mortgage Income Fund, Inc., Prudential Multi-Sector Fund,
Inc., Prudential Natural Resources Fund, Inc. and Prudential
Special Money Market Fund, Inc.; Trustee of The BlackRock
Government Income Trust, Command Government Fund, Command
Money Fund, Command Tax-Free Fund, Prudential Allocation Fund,
Prudential California Municipal Fund, Prudential Equity Income
Fund, Prudential Municipal Bond Fund and Prudential Municipal
Series Fund.
Stephen C. Eyre (73), Executive Director, The John A. Hartford     Nominee               0
Foundation, Inc. (charitable foundation) (since May 1985);           for
Director of Faircom, Inc., Prudential Global Limited Maturity      Director
Fund, Inc., Prudential Pacific Growth Fund, Inc. and
Prudential World Fund, Inc.; Trustee Emeritus of Pace
University.
Delayne Dedrick Gold (58), Marketing and Management                Director          2,406
Consultant; Director of Prudential Distressed Securities Fund,
Inc., Prudential Equity Fund, Inc., Prudential Global Limited
Maturity Fund, Inc., Prudential Government Income Fund, Inc.,
Prudential High Yield Fund, Inc., Prudential MoneyMart Assets,
Inc., Prudential Mortgage Income Fund, Inc., Prudential
National Municipals Fund, Inc., Prudential Pacific Growth
Fund, Inc., Prudential Small Companies Fund, Inc., Prudential
Special Money Market Fund, Inc., Prudential Structured
Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc.,
Prudential Utility Fund, Inc. and Prudential World Fund, Inc.;
Trustee of The BlackRock Government Income Trust, Command
Government Fund, Command Money Fund, Command Tax-Free Fund,
Prudential California Municipal Fund, Prudential Government
Securities Trust and Prudential Municipal Series Fund.
* Robert F. Gunia (49), Director, Chief Administrative          Vice President      38,877
Officer, Executive Vice President, Treasurer and Chief               and
Financial Officer of PMF; Comptroller of the Money Management    Nominee for
Group of Prudential (since 1996); Senior Vice President of         Director
Prudential Securities; Vice President and Director of
Nicholas-Applegate Fund, Inc. and The Asia Pacific Fund, Inc.
- --------
 * Is or will be an "interested" Director, as defined in the Investment
Company Act, by reason of his affiliation with PMF, Prudential Securities or
Prudential.


                                                                              SHARES OF COMMON
            NAME, AGE, BUSINESS EXPERIENCE DURING                 POSITION     STOCK OWNED AT
         THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS              WITH FUND    JULY 26, 1996
         -------------------------------------------            ------------- ----------------
Don G. Hoff (60), Chairman and Chief Executive Officer of          Nominee            0
Intertec, Inc. (investments) since 1980; Director of                 for
Innovative Capital Management Inc., Prudential Global Limited     Director
Maturity Fund, Inc., Prudential Pacific Growth Fund, Inc.,
Prudential World Fund, Inc., The Asia Pacific Fund, Inc. and
The Greater China Fund, Inc.
Robert E. LaBlanc (62), President of Robert E. LaBlanc             Nominee            0
Associates, Inc. (telecommunications) since 1981; formerly           for
General Partner at Salomon Brothers; formerly Vice Chairman of    Director
Continental Telecom; Director of
Contel Cellular, Inc., M/A-Com, Inc., Storage Technology
Corporation, TIE/communications, Inc., The Tribune Company,
Prudential Global Limited Maturity Fund, Inc., Prudential
Pacific Growth Fund, Inc. and Prudential World Fund, Inc.;
Trustee of Manhattan College.
* Mendel Melzer (35), Chief Financial Officer (since November      Nominee            0
1995) of the Money Management Group of Prudential; formerly          for
Senior Vice President and Chief Financial Officer of              Director
Prudential Preferred Financial Services (April 1993-November
1995); Managing Director of Prudential Investment Advisors
(April 1991-April 1993); Senior Vice President of Prudential
Capital Corporation (July 1989-April 1991); Chairman and
Director of Prudential Series Fund, Inc.
* Richard A. Redeker (53), President, Chief Executive Officer   President and         0
and Director (since October 1993), PMF; Executive Vice            Director
President, Director and Member of the Operating Committee
(since October 1993), Prudential Securities; Director (since
October 1993) of Prudential Securities Group, Inc; formerly
Senior Executive Vice President and Director of Kemper
Financial Services, Inc. (September 1978-September 1993);
Director of Global Utility Fund, Inc., Prudential Distressed
Securities Fund, Inc., Prudential Diversified Bond Fund, Inc.,
Prudential Equity Fund, Inc., Prudential Europe Growth Fund,
Inc., Prudential Global Genesis Fund, Inc., Prudential Global
Limited Maturity Fund, Inc., Prudential Government Income
Fund, Inc., Prudential High Yield Fund, Inc., Prudential
Institutional Liquidity Portfolio, Inc., Prudential
Intermediate Global Income Fund, Inc., Prudential Jennison
Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential
Mortgage Income Fund, Inc., Prudential Multi-Sector Fund,
Inc., Prudential National Municipals Fund, Inc., Prudential
Natural Resources Fund, Inc., Prudential Pacific Growth Fund,
Inc., Prudential Small Companies Fund, Inc., Prudential
Special Money Market Fund, Inc., Prudential Structured
Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc.,
Prudential Utility Fund, Inc., Prudential World Fund, Inc.,
The Global Total Return Fund, Inc., The Global Government Plus
Fund, Inc., and The High Yield Income Fund, Inc.; Trustee of
Command Government Fund, Command Money Fund, Command Tax-Free
Fund, Prudential Allocation Fund, Prudential California
Municipal Fund, Prudential Equity Income Fund, Prudential
Government Securities Trust, Prudential Municipal Bond Fund,
Prudential Municipal Series Fund and The Target Portfolio
Trust./1/
- --------
 * Is or will be an "interested" Director, as defined in the Investment
Company Act, by reason of his affiliation with PMF, Prudential Securities or
Prudential.
 /1/ Mr. Redeker has resigned as President and Chief Executive Officer and
Director of PMF effective on or before December 31, 1996. It is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as President of the Fund.


                                                                          SHARES OF COMMON
            NAME, AGE, BUSINESS EXPERIENCE DURING               POSITION   STOCK OWNED AT
         THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS            WITH FUND  JULY 26, 1996
         -------------------------------------------            --------- ----------------
Robin B. Smith (56), President (since September 1981) and        Nominee          0
Chief Executive Officer (since January 1988) of Publishers         for
Clearing House; Director of BellSouth Corporation, The Omnicom  Director
Group, Inc., Texaco Inc., Spring Industries Inc., First
Financial Fund, Inc., The Global Total Return Fund Inc., The
High Yield Income Fund, Inc., The High Yield Plus Fund, Inc.,
Global Utility Fund, Inc., Prudential Distressed Securities
Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential
Europe Growth Fund, Inc., Prudential Jennison Fund, Inc. and
Prudential Institutional Liquidity Portfolio, Inc.; Trustee of
The Target Portfolio Trust.
Stephen Stoneburn (53), President, Argus Integrated Media,       Nominee          0
Inc. (since June 1995); formerly Senior Vice President and         for
Managing Director, Cowles Business Media (January 1993-1995);   Director
prior thereto, Senior Vice President (January 1991-1992) and
Publishing Vice President (May 1989-December 1990) of Gralla
Publications (a division of United Newspapers, U.K.); formerly
Senior Vice President of Fairchild Publications, Inc.; Trustee
of The BlackRock Government Income Trust, Command Government
Fund, Command Money Fund and Command Tax-Free Fund; Director
of Prudential Intermediate Global Income Fund, Inc. and
Prudential Special Money Market Fund, Inc.
Nancy H. Teeters (66), Economist; formerly Vice President and   Director        694
Chief Economist (March 1986-June 1990) of International
Business Machines Corporation; former Member of the Board of
Governors of the Horace H. Rackham School of Graduate Studies
of the University of Michigan; Director of Inland Steel
Corporation (since July 1991), Global Utility Fund, Inc.,
Prudential Equity Fund, Inc., Prudential MoneyMart Assets,
Inc., Prudential Mortgage Income Fund, Inc., Prudential
Special Money Market Fund, Inc., First Financial Fund, Inc.
and The Global Total Return Fund, Inc.; Trustee of The
BlackRock Government Income Trust, Command Government Fund,
Command Money Fund, Command Tax-Free Fund, Prudential
California Municipal Fund and Prudential Municipal Series
Fund.

  The Fund has a Nominating Committee and an Audit Committee, the members of which are the independent Board Members. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board.

  There were four meetings of the Fund's Board of Directors held during the fiscal year ended December 31, 1995. The members of the Audit and Nominating Committees are Mmes. Gold and Teeters and Messrs. Owens, Spielvogel and Wellington. The Audit Committee met twice during the fiscal year ended December 31, 1995. The Nominating Committee met once during the fiscal year ended December 31, 1995. Mr. Jacobs and Mr. Redeker attended fewer than 75% of the aggregate of the total number of meetings of the Directors, the Audit Committee and Nominating Committee held during the fiscal year for which each such Director has been a member.

  The executive officers of the Fund, other than Richard A. Redeker, are Robert F. Gunia, Vice President, having held such office since April 29, 1987; Grace Torres, Treasurer and Principal Financial and Accounting Officer, having held such office since February 1, 1995; Stephen M. Ungerman, Assistant Treasurer, having held office since May 10, 1995; S. Jane Rose, Secretary, having held office since October 17, 1984; and Deborah A. Docs, Assistant Secretary, having held such office since July 26, 1989. Mr. Gunia is 49 years old and is currently Chief Administrative Officer (since July 1990), Director, Executive Vice President, Treasurer and Chief Financial Officer of PMF and a Senior Vice President of Prudential Securities. He is also Executive Vice President, Treasurer and Comptroller (since March 1991) of PMFD and Director of PMFS and is a nominee for Director. Ms. Torres is 37 years old and is First Vice President (since March 1994) of PMF and First Vice President (since March 1994) of Prudential Securities. Prior thereto, she was a Vice President of Bankers Trust Company. Mr. Ungerman is 43 years old and is First Vice President of PMF (since February 1993). Prior thereto, he was Senior Tax Manager at Price Waterhouse LLP (1981 -- January 1993). Ms. Rose is 50 years old and is a Senior Vice President (since January 1991) and Senior Counsel of PMF and a Senior Vice President and Senior Counsel of Prudential Securities (since July 1992). Prior thereto, she was First Vice President (June 1987 -- December 1990) of PMF and a Vice President and Associate General Counsel of Prudential Securities. Ms. Docs is 38 years old and is a Vice President and Associate General Counsel (since January 1993) of PMF, and a Vice President and Associate General Counsel (since January 1993) of Prudential Securities. She was formerly Associate Vice President (January 1990 -- December 1992), Assistant Vice President (January 1989 --December 1989) and Assistant General Counsel (November 1991 -- December 1992) of PMF. The executive officers of the Fund are elected annually by the Board of Directors.

REQUIRED VOTE

  The nominees receiving the affirmative vote of a majority of the votes cast will be elected directors, provided a quorum is present.

  THE BOARD OF DIRECTORS, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

               APPROVAL OF ELIMINATION OF THE FUND'S INVESTMENT
                   RESTRICTION REGARDING UNSEASONED ISSUERS
                               (PROPOSAL NO. 2)

  On May 9, 1996, at the request of the Fund's Subadviser, the Board of Directors considered and recommended for shareholder approval elimination of the Fund's Investment Restriction No. 10, which provides that the Fund may not:

      Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years continuous operations, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.

  This restriction was initially placed in the Fund's registration statement due to state law ("blue sky") requirements. The restriction is not required under the federal securities laws. The Subadviser believes that the restriction is confining and has recommended to the Board that it be eliminated. The Board believes it prudent to delete this investment restriction as fundamental and permit the Board of Directors the flexibility to relax the restriction if legislative or regulatory changes so permit.

  Upon the approval of Proposal No. 2, the existing fundamental restriction regarding the purchase of securities of issuers in business for less than three years would be eliminated. The Fund would in turn become subject to the following non-fundamental restriction.

  The Fund may not:

      Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of the investment) invested in securities of companies (including predecessors) having a record of less than three years of continuous operations, except that the Fund may invest in securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

  If the Proposal is approved, the Fund would continue to comply with the restriction as a non-fundamental investment restriction so long as it is required under blue sky regulations. Accordingly, approval of the Proposal should not result in any changes to the Fund's portfolio or the way in which it is managed.

  The Board of Directors believes that approval of Proposal No. 2 is in the best interests of shareholders and the Fund. Because the Fund is not required to hold annual meetings of shareholders and does not intend to hold such meetings unless shareholder action is required by the Investment Company Act or the Fund's By-laws, future shareholder consideration to eliminating Investment Restriction No. 10 would require a special meeting of shareholders at considerable cost to the Fund. If such consideration is postponed, the Fund could be deprived of beneficial investment opportunities.

REQUIRED VOTE

  Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the Fund's outstanding voting securities. Under the Investment Company Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (i) 67% of the Fund's outstanding voting shares represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. If the proposed change in investment policy is not approved, the current limitation would remain a fundamental policy which could not be changed without the approval of a majority of the outstanding voting securities of the Fund.

  THE BOARD OF DIRECTORS, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.

           APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION
                               (PROPOSAL NO. 3)

  The Board of Directors proposes, subject to the approval of shareholders, that the Fund's Articles of Incorporation be amended to decrease the par value of the shares of Common Stock of the Fund from ten cents ($.10) per share to one tenth of one cent ($.001) per share. The purpose of this proposed amendment is to decrease the amount of franchise taxes paid by the Fund. In addition, with a lower par value, it will be less expensive for the Fund to increase the amount of authorized Common Stock should such an increase become necessary or desirable.

  The Board of Directors has approved the amendment and has directed that it be submitted to the Fund's shareholders for consideration at this Meeting. The Directors believe that the amendment is in the best interests of the shareholders and the Fund.

  The proposal to decrease the par value must be approved by the holders of a majority of the Fund's shares of Common Stock in accordance with the Fund's Articles of Incorporation. The Amendment will be effected as soon as practicable after shareholder approval.

REQUIRED VOTE

  Under Maryland law and the Fund's Articles of Incorporation, an amendment to the Articles of Incorporation requires the affirmative vote of a majority of the Fund's outstanding shares entitled to vote. In the event that shareholders do not approve the Proposed Amendment, the current Articles of Incorporation will continue in their present form.

  THE BOARD OF DIRECTORS, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 3.

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                               (PROPOSAL NO. 4)

  The Board of Directors, including Directors who are not interested persons of the Fund, has selected Deloitte & Touche LLP as independent accountants of the Fund for the fiscal year ending December 31, 1996. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named as proxies in the accompanying Proxy will vote for Deloitte & Touche LLP. No representative of Deloitte & Touche LLP is expected to be present at the Meeting but a representative will be available to answer any questions or make any statements should any matter arise requiring their presence. Deloitte & Touche LLP has informed the Fund that they have no material direct or indirect financial interest in the Fund.

  The policy of the Board of Directors regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of Directors of the Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

REQUIRED VOTE

  Approval of Proposal No. 4 requires a vote of a majority of the votes cast with respect to Proposal No. 4 at the Meeting, provided a quorum is present.

  THE BOARD OF DIRECTORS, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 4.

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                             SHAREHOLDER PROPOSALS

  A shareholder's proposal intended to be presented at any subsequent meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Board of Directors makes the solicitation relating to such meeting, in order to be included in the Fund's Proxy Statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

  The Fund is not required to hold annual meetings of shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

                                          S. Jane Rose
                                          Secretary
Dated: August 15, 1996

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     PROXY

                       PRUDENTIAL MONEYMART ASSETS, INC.
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


     The undersigned hereby appoints Deborah A. Docs, S. Jane Rose and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes each of them, to represent and to vote, as designated below, all of the shares of common stock of Prudential MoneyMart Assets, Inc. (the Fund) held of record by the undersigned at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

     The Board of Directors recommends a vote "FOR" all of the nominees and "FOR"each of the following proposals.

1. Election of Directors
   Nominees: Edward D. Beach, Stephen C. Eyre, Delayne D. Gold, Robert F. Gunia,
             Don G. Hoff, Robert E. LaBlanc, Mendel Melzer, Richard A. Redeker, Robin B. Smith, Stephen Stoneburn and Nancy H. Teeters.

2. To approve the elimination of the Fund's investment restriction regarding unseasoned issuers.

3. To approve an amendment to the Articles of Incorporation to change the par value amount of the authorized Common Stock of the Fund.

4. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 1996.

5. To transact such other business as may properly come before the meeting and any adjournments thereof.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE INCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

                           PRUDENTIAL SECURITIES C/F
                           JOHN DOE
                           123 MAIN STREET
                           NEW YORK  NY-12345-1234


PLACE "X" ONLY IN ONE BOX

  1. Election of Nominees
                                  FOR ALL EXCEPT
      FOR ALL     WITHHOLD ALL    AS LISTED BELOW
        [_]           [_]              [_]

      List Exceptions:
                      ------------------
                      ------------------
                      ------------------

      VOTING INSTRUCTIONS: Mark your vote
      (For, Against, Abstain) IN THE BOX.

      FOR    AGAINST   ABSTAIN

2.    [_]      [_]       [_]

3.    [_]      [_]       [_]

4.    [_]      [_]       [_]

5.    [_]      [_]       [_]

- ------------------------------


- -------------
Date

X
- ------------------------------
Signature

X
- ------------------------------
Signature if Held Jointly

     500 Shares
     PRU MONEYMART ASSETS
     PRUDENTIAL SECURITIES C/F
     JOHN DOE

PRUDENTIAL SECURITIES [LOGO]

YOUR VOTE IS IMPORTANT!      PROXY SERVICES, PO BOX 550, NEW YORK, NY 10013-05

To Our Clients:

The enclosed proxy material pertains to shares we hold in your account in "Street" name (that is, not registered in your name). As the holder of record, only we can vote these shares at the stockholders' meeting.

To allow us to vote your shares in accordance with your direction, please indicate your instructions on the enclosed proxy, sign it and return it to us in the enclosed self-addressed stamped envelope. The Exchange rules state that if your instructions are not received by the tenth day before the meeting, the proxy may be voted at our discretion. If you are unable to return the proxy by that date, you may still communicate your instructions by contacting your financial advisor. As long as we receive your instructions prior to the stockholders' meeting, we will follow them, even if your discretionary vote has already been given.

If you sign without otherwise marking the form, the shares will be voted as recommended by management on the meeting agenda. If you wish to attend the meeting in person or have a legal proxy covering your shares, please contact your financial advisor.

Form 2502 (REV. 7-96)